                         SECOND AMENDMENT TO CREDIT AGREEMENT

          This Second Amendment to Credit Agreement (the "SECOND AMENDMENT") dated as of December 30, 1998 is by and among BMC Industries Inc., a Minnesota corporation (the "BORROWER"), Bankers Trust Company, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity individually, the "AGENT") and as a Lender, NBD Bank as documentation agent and as a Lender and the several banks and other financial institutions from time to time party to the Credit Agreement described below (the "LENDERS").

                                   R E C I T A L S:

          WHEREAS, the Borrower, the Agents and the Lenders are parties to an Amended and Restated Credit Agreement dated as of June 25, 1998 (as hereafter amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), pursuant to which the Lenders have made and may hereafter make loans, advances and other extensions of credit to the Borrower;

          WHEREAS, under SECTION 7.11 of the Credit Agreement the Borrower by December 31, 1998 affirmatively agreed to refinance, amend or otherwise modify that certain Credit Offer Letter between Buckbee-Mears Europe GmbH and Deutsche Bank AG (Stuttgart) dated September 30, 1994 such that the facility became an unsecured facility and Agent received such related releases of security interests and Liens;

          WHEREAS, such refinancing, amendment or modification of such facility will not have occurred as of December 31, 1998;

          WHEREAS, the Borrower has requested that the Agents and the Lenders amend SECTION 7.11 of the Credit Agreement as set forth herein and the Lenders and the Agents are agreeable to the same, subject to the terms and conditions hereof;

          WHEREAS, this Second Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Second Amendment;

          NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. Capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Credit Agreement.

          2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the conditions of this Second Amendment, SECTION 7.11 of the Credit Agreement is hereby amended by deleting the text "December 31, 1998" therein and inserting in lieu thereof the text "April 30, 1999".

          3. CONDITIONS PRECEDENT. Notwithstanding any other provision contained in this Second Amendment or any other document, the effectiveness of this Second Amendment is expressly conditioned upon the satisfaction of each matter set forth in this SECTION 4, all in form and substance acceptable to the Agent in its sole and absolute discretion:

          (a) SECOND AMENDMENT. The Agent shall have received a duly executed copy of this Second Amendment signed by the Borrower, the Agent and the Required Lenders.

          (b) WARRANTIES AND REPRESENTATIONS. All of the warranties and representations of the Borrower contained in the Credit Agreement and in the other Loan Documents (including, without limitation, in this Second Amendment) shall be true and correct in all material respects on and as of the date first written above (except those representations and warranties made expressly as of a different date). The Borrower hereby represents and warrants that the execution, delivery and performance of this Second Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and this Second Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to
(i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law). In furtherance of the foregoing, the Borrower hereby represents and warrants that as of the date first written above each of the conditions precedent contained in this SECTION 4 has been fully satisfied in accordance with the express terms thereof.

          (c) NO EVENT OF DEFAULT. Except as expressly waived herein, no Event of Default shall have occurred and be continuing as of the date first written above, or, will occur after giving effect to this Second Amendment in accordance with its terms.

          (d) NO LITIGATION. No litigation, investigation, proceeding, injunction, restraint or other action shall be pending or threatened against the Borrower or any Affiliate of the Borrower, or any officer, director, or executive of any thereof, which restrains, prevents or imposes adverse conditions upon, or which otherwise relates to, the execution, delivery or performance of this Second Amendment.

          4. FURTHER ASSURANCES. The Borrower hereby agrees, at its expense, to duly execute, acknowledge and deliver to the Agent all agreements, certificates, instruments, opinions and other documents, and take all such actions, as the Agent may reasonably request in order to further effectuate the purposes of this Second Amendment and to carry out the terms hereof.

          5. LIMITATION OF SECOND AMENDMENT. The parties hereto agree and acknowledge that nothing contained in this Second Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other
Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Second Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with SECTION 11.1 of the Credit Agreement.

          6. COSTS, EXPENSES AND TAXES. Pursuant to SECTION 11.4 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of the Lenders and the Agent in connection with the preparation, execution and delivery of this Second Amendment including the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.

          7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          8. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

          9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.
                                      * * * *
                              [Signature pages follow]

          IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the date first written above.

BMC INDUSTRIES INC.                               NORWEST BANK MINNESOTA,
                                                  NATIONAL ASSOCIATION

By:     /s/ Jeffrey J. Hattara                    By:    /s/ Scott D. Bjelde
       ----------------------------                      -------------------------
Name:       Jeffrey J. Hattara                    Name:      Scott D. Bjelde
Title:  VP Finance & Admn and CFO                 Title:     Vice President


BANKERS TRUST COMPANY, in its
individual capacity and as Administrative        HARRIS TRUST AND SAVINGS BANK
Agent

By:    /s/ Robert R. Telesca                     By:    /s/ Catherine C. Ciolek
       -----------------------------                   --------------------------
Name:      Robert R. Telesca                     Name:      Catherine C. Ciolek
Title:     Assistant Vice President              Title:     Vice President


NBD BANK, in its individual capacity and as      WACHOVIA BANK, N.A.
Documentation Agent

By:   /s/ Marguerite C. Gordy                    By:  /s/ Todd J. Eagle
     -------------------------------                  ---------------------------
Name:     Marguerite C. Gordy                    Name:    Todd J. Eagle
Title:    Vice President                         Title:   Vice President

                                                 UNION BANK OF CALIFORNIA

                                                 By:  ---------------------------
                                                 Name: --------------------------
                                                 Title: -------------------------

U.S. BANK NATIONAL ASSOCIATION                   CREDIT AGRICOLE INDOSUEZ

By:   /s/ David Shapiro                          By:   /s/ Jean Yves Klein
      ----------------------------                     ----------------------------
Name:     David Shapiro                          Name:     Jean Yves Klein
Title:  Assistant Vice President                 Title:    General Manager,
                                                           Chicago Branch



THE FIRST NATIONAL BANK OF CHICAGO

By:  /s/ Glenn A. Cue                            By:  /s/ W. Leroy Startz
     -----------------------------                    ----------------------------
Name:    Glenn A. Cue                            Name:    W. Leroy Startz
Title:   Vice President                          Title:   First Vice President